SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  December 23, 1997


      AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




          33-85076C                     41-1789725
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota
                            55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)


Item 2.   Acquisition or Disposition of Assets.

       On December 23,1997, the Partnership purchased a newly constructed Champps Americana restaurant in San Antonio, Texas from Champps Entertainment of Texas, Inc. The total cash purchase price of the land and building was approximately
$2,753,700. Champps Entertainment of Texas, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of Limited Partnership Units.

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of businesses acquired.  -
             Not  Applicable. Property was  newly constructed.

        (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements.

             Assuming  the  Partnership  had  acquired  the
             property    on   January   1,    1996,    the
             Partnership's Investments in Real Estate would have been increased by $2,753,700 and its Current Assets (cash) would have been decreased by approximately $2,753,700 at December 31, 1996 and September 30, 1997.

             The Total Income for the Partnership would have increased from $1,341,753 to $1,637,776 for the year ended December 31, 1996 and from $1,098,273 to $1,320,290 for nine months ended September 30, 1997 if the Partnership had owned the property during the periods.

             Depreciation Expense would have increased by $74,016 and 55,512 for the year ended December
             31, 1996 and the nine months ended September 30, 1997, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to increase from
             $912,232   to   $1,134,239, and from $703,500
             to $870,005,  which   would   have resulted
             in  Net Income of $64.39  and $35.96 per Limited
             Partnership  Unit  outstanding  for  the   year
             ended December 31, 1996 and the nine months ended September 30, 1997, respectively.

        (c)  Exhibits

               Exhibit  10.1 - Net Lease Agreement
                               dated  March  14, 1997 between  the
                               Partnership       and       Champps
                               Entertainment   of   Texas,    Inc.
                               relating  to the property at  11440
                               Interstate    Highway    10,    San
                               Antonio, Texas (incorporated by
                               reference to Exhibit 10.2 of Form
                               8-K filed with the Commission on
                               on March 25, 1997.)

               Exhibit  10.2 - First Amendment to Net
                               Lease Agreement dated December 23,
                               1997 between the Partnership and
                               Champps Entertainment of Texas, Inc.
                               relating to the property at 11440
                               Interstate Highway 10, San
                               Antonio, Texas.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP

                           By:  AEI Fund Management XXI, Inc.
                             Its:    Managing  General Partner


Date:  January 5, 1998     /s/ Mark E Larson
                          By:  Mark E. Larson
                               Its Chief Financial Officer
                               (Principal Accounting and
                               Financial Officer)